CINCINNATI
FINANCIAL CORPORATION

Investor Handout
September 2014

Nasdaq: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on July 29, 2014, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website *cinfin.com*.

Strategy Overview

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Other distinguishing factors:
  - 53 years of shareholder dividend increases
  - Common stocks for roughly 30% of investments
  - 25 years of favorable reserve development

Performance Targets & Trends

- 16.1% value creation ratio for full-year 2013 exceeded 10% to 13% target
- Related performance drivers were on track at year-end:
  - 12% premium growth more than doubled 5% industry average
  - 93.8% combined ratio was below 95% target
  - Consecutive quarter investment income growth, 31.7% equity portfolio 2013 total return essentially matched 32.4% for S&P 500 Index
- Ranked #1 or #2 in ~75% of agencies appointed 5+ years
- Improving through strategic profit and growth initiatives

Cincinnati Financial at a Glance

- Top 25 U.S. P/C insurer
- A.M. Best rating: A+ Superior
- $3.9 billion 2013 premiums:

67% commercial	25% personal
5% life	3% excess & surplus

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Increased shareholder dividend for 53rd consecutive year August 2013, another 4.8% January 2014 increase
  - Only nine U.S. public companies can match that record
  - Yield is attractive, over 3.5% at end of August 2014

Second-Quarter 2014 Highlights

- EPS of 51 cents vs. 2013 of 66 cents per share
  - Operating earnings were $25 million less than second-quarter 2013 as after-tax losses from natural catastrophes increased $25 million
- Investment income rose 4%
  - Dividend income was up 13%, interest income was flat
- Property casualty net written premiums grew 10%
  - Higher average renewal pricing: commercial lines rose low-single-digits, personal lines and excess and surplus lines rose mid-single-digits
- Combined ratio of 100.9% rose 4.5 points
  - Up 3.1 points from natural catastrophe losses
  - 1.7 point improvement in underwriting expense ratio

Long-Term Value Creation

- Targeting annual rate of growth in book value plus the rate of dividend contribution to average 10% to 13% from 2013 through 2017
  - Value creation ratio (VCR) for 2009 through 2013 averaged 13.1%
  - 6.6% VCR for YTD 6-30-14 was up 0.2 points from YTD 6-30-13
    - Realized plus unrealized capital gain component was 2.2 points higher
    - Operating earnings netted with other components was 2.0 points lower
- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

Increase Value for Shareholders

Measured by Value Creation Ratio (VCR)



Target for the period 2013-2017: Annual VCR averaging 10% to 13%
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
19.7%
11.1%
6.0%
12.6%
16.1%
2009
2010
2011
2012
2013
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

Combined Ratio Reflects Improving Underwriting Profitability Trends


Combined ratio before catastrophe losses
100%
95%
90%
85%
80%
75%
70%
5.3%
90.7%
4.2%
81.9%
3.1%
86.1%
3.4%
85.7%
5.4%
85.0%
Year 2011
Year 2012
Year 2013
YTD 6-13
YTD 6-14
Weather losses other than catastrophes (non-cat weather)
Before catastrophe and weather losses

Strategies for Long-Term Success

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.7% of total bond portfolio at 06-30-14, no municipal exposure exceeded 0.3%
  - 31.8% of investment portfolio in common stocks to grow book value
    - No single security exceeded 3.1% of publicly traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates
  - Low reliance on debt, with debt-to-total-capital target < 20%
    - Nonconvertible, noncallable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 0.9-to-1
- Operating structure reflects agency-centered model
  - Field focus – staffed for local decision-making, agency support
  - Superior claims service and broad insurance product offerings
- Profit improvement and premium growth initiatives

Improve Profitability

- Enhancing underwriting expertise and knowledge
  - Ongoing enhancement initiatives for predictive modeling tools and analytics to improve pricing precision and segmentation on an individual policy basis
  - Property loss mitigation efforts supplement rate increases and gradual geographic diversification:
    - Increasing specialized expertise of our claims and loss control staff
    - Revising underwriting guidelines and increasing property inspections
    - Implementing higher wind and hail deductibles in selected areas
    - Covering older roofs at actual cash value instead of replacement cost
  - Data management for better underwriting and more granular pricing decisions; long-term data warehouse project continues to be developed over time
- Technology is improving efficiencies and streamlining processing for agencies and the company, helping to optimize personalized service
- Ongoing efforts for greater efficiency and effectiveness
  - Additional field positions staffed for better risk selection and specialized claims service without adding to overall staffing levels
  - Seven full-time-equivalent decrease in total staff at year-end 2013 versus 2009
    - 9% increase in field staff and 4% decrease in headquarters staff
    - 33% or $1.0 billion increase in property casualty direct written premiums

Drive Premium Growth

- New agency appointments bring potential for growth over time
  - Target for 2014: appoint approximately 100 agencies
    - 50 appointed YTD 06-30-14, $1.4B aggregate premiums from all carriers
    - 96 appointed in 2013, $2.0B aggregate premiums from all carriers
- Expanding marketing and service capabilities
  - Ongoing development of target market programs and cross-selling
  - Customer care center pilot for small commercial policies
  - Growth includes gradual geographic diversification
    - Personal lines 2013 earned premium growth rate in 26 smallest states nearly tripled the rate for our four largest personal lines states of operation
- Double-digit growth in 2013 property casualty net written premiums
  - Commercial up 12%, Personal up 9%, E&S up 22%
  - Total P&C up 12%, Term life insurance earned premiums up 6%
  - Recent-year growth reflects strategic targeting; almost half of the growth since mid-2012 was from higher pricing
  - 10% total P&C growth for 2Q14, within the range we expected

Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment – demonstrated by:
  - 1% share on average earned in 2013 for all agencies appointed in 2013, 5% for appointments during 2009-12, 9% for appointments during 2004-08
  - $52 million of $543 million total 2013 new business written premiums produced by agencies appointed since early 2012
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Agencies appointed during 2009-13 place $10 billion in annual premiums for standard lines business with all carriers they represent
  - Excess and surplus lines for all of our agents – approximately $2 billion
- We help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 39 States

1,467 agency relationships with 1,854 locations

(as of June 30, 2014)


P&C Market Share:
1% and higher
Less than 1%
Inactive states
Headquarters (no branches)

Our Commercial Top Five = 41%
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

Our Personal Top Five = 57%
Ohio, Georgia, Indiana, Illinois, Michigan

Market Share Top Five
Ohio at 4.8%
Indiana at 2.9%
Kentucky at 2.4%
Montana at 2.0%
Vermont at 2.0%
Based on 2013 data excluding A&H

Income, Dividend & Cash Flow Trends
Underwriting & Premium Growth Trends
Business Mix & Premium Growth Potential
Reserve Adequacy & Development Trends
Investment Portfolio Management & Performance
Reinsurance, Ratings & Valuation Comparison to Peers

APPENDIX

Income and Shareholder Dividends



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2010
2011
2012
2013
6 mos 13
6 mos 14
Operating Income
Net Income
Dividends

Per share basis

Cash Dividend Payout Ratio

Strong Capital and Cash Flow Support Recent-Year Payout Level


120%
100%
80%
60%
40%
20%
0%
58% average for years 2004 through 2013
(net income basis)
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*
2012
2013
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

* 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses

Dividend as a Percentage of Net Cash Flow From Operations


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Operating Cash Flow

First-Half 2014 Rose $100 Million or 40% from1H13


(In millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
Record-high catastrophe losses in 2011
2009
2010
2011
2012
2013
6 mos 13
6 mos 14

Outperforming the Industry

Statutory combined ratio

Industry data excludes mortgage and financial guaranty


105%
100%
95%
90%
85%
80%
75%
70%
65%
2009
2010
2011
2012
2013
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses

Cincinnati's historical catastrophe loss annual averages as of 12-31-13: 5-year = 7.7%, 10-year = 6.1%

Greater Pricing Precision
Is Improving Profit Margins

Workers' compensation first-half 2014 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects

Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models



10%
0%
Average renewal price change
90%
80%
70%
Policy retention
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention

Premium Growth Vs. Industry
Growth Rate Outpaced Industry as Market Firmed

Property casualty net written premium growth



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
2009
2010
2011
2012
2013
Cincinnati
Estimated industry excluding mortgage and financial guaranty (A.M. Best)

Market for 75% of Agency's Typical Risks

2013 Net Earned Premiums



Consolidated
$3.902 Billion
E&S Lines 3%
Commercial Lines 67%
Life 5%
Personal Lines 25%
Property Casualty
$3.713 Billion
Management liability and surety 3%
Workers' Compensation 10%
Excess & Surplus 3%
Homeowner 11%
Personal Auto 12%
Other Personal 3%
Commercial Auto 13%
Commercial Property 17%
Specialty Packages 4%
Commercial Casualty 23%
Machinery and Equipment 1%

Premium Growth Potential

Steadily Increase Our Share Within Cincinnati-Appointed Agencies

Cincinnati share of estimated $36 billion total property casualty premiums produced by currently appointed agencies is approximately 11%



Market share per agency reporting location by year appointed
Based on 2013 standard market P&C agency written premiums
(Excludes excess and surplus lines)
0.9%
5.4%
8.9%
17.6%
1 year or less
2-5 years
6-10 years
10 years or more

New appointments also drive premium growth opportunity. The net amount of agency relationships has increased by 24% since the end of 2009.

Property Casualty Reserves

Favorable Development for 25 Consecutive Years


Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range
In millions
Reserve range at 12-31-13
Low end $3,727
High end $4,078
Carried at 61st percentile
$3,661
$3,811
$3,905
$3,813
$3,942
Calendar year development (Favorable)
($188)
($304)
($285)
($396)
($147)
2009
2010
2011
2012
2013
Ex-cat development: (ratio to earned premiums)
9.3%
10.7%
3.3%

Accident Year Trends

Profitable Underwriting in 2013 is Similar to a Decade Ago


Consolidated Property Casualty – Combined Ratios Before Catastrophe Losses
Current Accident Year Ratios Are Measured at 12 months
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
93%
89.2%
-4%
92%
87.4%
-5%
104%
94.3%
-10%
2013
2003-06 Average
2008-12 Average
Current accident year
Prior accident year development
Calendar year basis

Duration of loss & loss expense reserves is approximately 4.3 years, reflecting timing for majority of reserve development.

Investment Income

5% Growth for 1H14, 1.4% CAGR since 2009 (pretax)



$550
$525
$500
$475
$450
$425
$400
2009
2010
2011
2012
2013

	2009	2010	2011	2012	2013
After-tax yield:	**3.45%**	**3.52%**	**3.45%**	**3.39%**	**3.13%**

(Bonds at amortized cost, stocks at fair value)

Pretax yield to book as of 12-31-13 for bonds maturing in 2014=4.8%, 2015=4.5%, 2016=4.5%

Portion of bond portfolio maturing: 6.1% in 2014, 7.6% in 2015, 7.9% in 2016, 22.6% in 2017-18

Investment Portfolio

Invest for Income and Appreciation

$14.0 billion fair value at June 30, 2014



Tax-Exempt
Fixed Maturities
$3.055
Common
Equities
$4.447
Taxable Fixed
Maturities
$6.328
Preferred
Equities
$0.158

Investment leverage: 221% at June 30, 2014

Bond portfolio fair value exceeds insurance reserves liability by 36%

Diversified Equity Portfolio*

Balances Income Stability & Capital Appreciation Potential

June 30, 2014

Sector	CFC	S&P 500 Weightings
Information technology	**19.1%**	19.0%
Industrials	**14.2**	10.5
Healthcare	**11.5**	13.4
Financial	**11.4**	16.0
Energy	**11.0**	10.7
Consumer staples	**10.3**	9.6
Consumer discretionary	**9.6**	11.9
Materials	**5.6**	3.5
Utilities	**4.4**	3.0
Telecom services	**2.9**	2.4

Portfolio Highlights at 06-30-14

- BlackRock - largest holding
  - 3.1% of publicly traded common stock portfolio
  - 1.0% of total investment portfolio
- 16% increase in 1H14 dividend income
- 48 of 49 companies in core portfolio improved their annual regular dividend over the past 12 months
- Unrealized gains totaled $2.0 billion (pretax)
  - Seven largest contributors represent 30%, including Exxon Mobil, Chevron, Dover and P&G
- Annual portfolio returns: (2013 & 2012) 31.7% & 10.9% (S&P 500: 32.4% & 16.0%)

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

Bond Portfolio Risk Profile

$9.383 Billion at June 30, 2014

- Credit risk – A2/A average rating
  - 61% rated >=A, 34% rated BBB, 3% rated <=BB, 2% unrated
  - No European sovereign debt
  - Euro-based securities are 5% of bond portfolio (mostly corporate bonds)
- Interest rate risk
  - 4.4 years effective duration, 6.3 years weighted average maturity
  - Generally laddered maturity structure
    - 22% of year-end 2013 portfolio matures by the end of 2016, 44% by 2018, 85% by 2023
  - With 31.8% of the investment portfolio invested in common stocks at 06-30-14, we estimated shareholders' equity would decline 4.3% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.6% of total bond portfolio
  - Municipal bond portfolio (approximately 1,000 issuers)
    - Almost 60% insured at 12-31-13, 97% with underlying rating >=A3/A-
    - Texas issuers = 15%, Michigan = 8%, 13 other states each 1% to 8%
    - 67% locally issued general obligations, 33% special revenue bonds

Solid Reinsurance Program

Balances Costs With Shareholders' Equity Protection

Major Treaties (Estimated 2014 ceded premiums)	**Coverage and Retention Summary at 01-01-14**
Property catastrophe ($50 million) • Treaty has one reinstatement provision • $100 million additional coverage collateralized by catastrophe bond for severe convective storm or earthquake losses in certain geographic regions	For a single event: • Retain 100% of first $75 million in losses • Retain 60.8% for losses at $75-100 million • Retain 5.0% at $100-600 million • Max exposure for $600M event = $115 million
Property per risk & $10 million property excess treaty ($33 million)	For a single loss: • Retain 100% of first $8 million in losses • Retain 0% of losses $8-35 million • Facultative reinsurance for >$35 million
Casualty per occurrence ($24 million)	For a single loss: • Retain 100% of first $8 million in losses • Retain 0% of losses $8-25 million • Facultative reinsurance for >$25 million
Casualty excess treaties ($3 million for two treaties combined)	Workers' comp, extra-contractual & clash coverage: • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	**A+**	**A+**	**A1**	**A**
Auto Owners	A++	-	-	A
Chubb	A++	AA	Aa2	AA
Travelers	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	-	A1	A+
Harleysville	A+	-	A1	A+
Central Mutual	A	-	-	-
CNA	A	A	A3	A
EMC	A	-	-	BBB
Fireman's Fund	A	-	A2	A
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A-
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
Selective	A	A+	A2	A-
State Auto	A	-	A3	BBB+
United Fire Group	A	-	-	-
West Bend	A	-	-	BBB
Westfield	A	-	-	A
Zurich	A	-	A2	A+

Source: SNL Financial as of July 9, 2014. Ratings are under continuous review and subject to change and/or affirmation.


Valuation Comparison to Peers
Ratio of closing price on 08-29-14 to latest reported tangible book value
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Travelers
Chubb
WR Berkley
Allstate
Median
Cincinnati
Selective
Hanover
State Auto
United Fire
Hartford